U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2005

SULPHCO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27599	88-0224817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

850 Spice Islands Drive, Sparks, NV 89431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775)-829-1310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

          On May 16, 2005, SulphCo, Inc. (the “Company”) issued a press release announcing it had received written notification from the Salt Lake District Office of the United States Securities and Exchange Commission on May 12, 2005, that the investigation captioned In the Matter of SulphCo, Inc. (SL-02337) has been terminated, and no enforcement action has been recommended to the Commission. As previously reported, the Company originally received notice of the investigation in March 2002.

          A copy of the May 16, 2005, press release and the written notification from the Commission dated May 12, 2005, are filed with this Report as Exhibits 99.1 and 99.2, respectively.

Item 9.01.   Exhibits

99.1	Press Release dated May 16, 2005.

99.2	Letter dated May 12, 2005, from the U.S. Securities and Exchange Commission, Salt Lake District Office, to Mario V. Mirabelli, Esq., Patton Boggs LLP.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SULPHCO, INC. (Registrant)

Date: May 16, 2005	/s/ Rudolf W. Gunnerman
Rudolf W. Gunnerman, Chairman and Chief Executive Officer